UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                        Date of report: December 20, 2000


                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                             TEXAS 1-9645 74-1787536
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)


                  200 East Basse Road, San Antonio, Texas 78209
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (210) 822-2828



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ITEM 5. OTHER EVENTS.

         On December 20, 2000, Clear Channel Communications, Inc., a Texas corporation (the "Company"), issued a press release announcing that the Company extended its offer to exchange Euro 650,000,000 6.50% Notes due 2005 issued by the Company in July 2000 for 6.50% Notes due 2005 which have been registered with the U.S. Securities and Exchange Commission.

         Reference is made to the press release filed as Exhibit 99.1 hereto. The information set forth in Exhibit 99.1 is hereby incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.1 Press Release of Clear Channel Communications, Inc. issued December 20, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CLEAR CHANNEL COMMUNICATIONS, INC.


Date: December 20, 2000            By: /s/ HERBERT W. HILL JR.
                                   --------------------------------------
                                   Herbert W. Hill, Jr.:
                                   Sr. Vice President/Chief Accounting Officer:


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                                INDEX TO EXHIBITS

          99.1 Press Release of Clear Channel Communications, Inc. issued December 20, 2000.